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                                                                   EXHIBIT 23.1

                             SILICON GAMING, INC.
                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statement Numbers 333-20233 and 333-34183 of Silicon Gaming, Inc. on Form S-8 of our report dated January 27, 1998 incorporated by reference in the Annual Report on Form 10-K of Silicon Gaming, Inc. for the year ended December 31, 1997.

Deloitte & Touche LLP

San Jose, California
March 16, 1998